Jul. 22, 2024
For each fund listed in Schedule A hereto:

Effective immediately, the following disclosure is added under the heading “Risks” in the subsection Investments, risks, and performance in the section Fund summary or Fund summaries of the fund’s prospectus:

The fund may be an investment option for mutual funds that are managed by Franklin Resources, Inc. (Franklin Templeton) and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.